Q2 2021 Earnings Supplement July 28, 2021

2 Cautionary Note Regarding Forward-Looking Statement Certain statements contained in this presentation constitute forward-looking statements within the meaning of, and are intended to be covered by the safe harbor provisions of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this presentation other than statements of historical fact, including but not limited to the roll-out of any product or capability, the timing, performance characteristics and utility of any such product or capability, and the impact of any such product or capability on the healthcare industry, future results of operations and financial position, business strategy and plans, market growth, and objectives for future operations, are forward-looking statements. The words “believe,” “may,” “see,” “will,” “estimate,” “continue,” “anticipate,” “assume,” “intend,” “expect,” “project,” “look forward,” “promise” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this presentation include, but are not limited to, statements regarding expectations about future business plans, prospective performance and opportunities, strategies and business plans, expectations regarding future results, expectations regarding the size of our datasets, expectations regarding implementation timeframes, our ability to meet financial guidance for the third quarter and full year 2021, expectations regarding future contract wins, our ability to pay down outstanding indebtedness, expectations regarding interest payments and rates, expectations regarding tax rates, expectations regarding and/or estimates of ACV and TCV, statements with respect to visibility, revenue retention, recurring revenue, including ACV and TCV, and the impact of the COVID-19 pandemic on our business and operations. Inovalon has based these forward-looking statements largely on its current expectations and projections about future events and trends that may affect financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs as of the date of this presentation. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, which could cause the future events and trends discussed in this presentation not to occur and could cause actual results to differ materially and adversely from those anticipated or implied in the forward-looking statements. These risks, uncertainties, and assumptions include, among others: the effects and potential effects of the COVID-19 pandemic on our business, cash flow, liquidity and results of operations due to, among other things, effects on the economy generally and on our customers, including the possible effects of significant rising unemployment, the inability of consumers to timely pay our customers and the resulting potential inability of our customers to pay the fees under our contracts on time or in full; the delay in the contracting for services by our customers as a result of the COVID-19 pandemic; potential other delays in the sales cycle for new customers and products; and other unforeseen impacts on our customers and potential customers and on our employees that could have a negative impact on us; the Company’s ability to continue and manage growth, including successfully integrating acquisitions; ability to grow the client base, retain and renew the existing client base and maintain or increase the fees and activity with existing clients; the effect of the concentration of revenue among top clients; the ability to innovate new services and adapt platforms and toolsets; the ability to successfully implement growth strategies, including the ability to expand into adjacent verticals, such as direct to consumer, growing channel partnerships, expanding internationally and successfully pursuing acquisitions; the ability to successfully integrate our acquisitions and the ability of the acquired business to perform as expected; the successful implementation and adoption of new platforms and solutions, including the Inovalon ONE® Platform, ScriptMed ® Cloud, Clinical Data Extraction as a Service (CDEaaS™), Natural Language Processing as a Service (NLPaaS™), Elastic Container Technology (ECT™), Consumer Health Gateway™, InfectionWatch™, Inovalon DataStream™ API, Healthcare Data Lake, and the Telehealth configuration of the Inovalon ONE® Platform; the possibility of technical, logistical or planning issues in connection with the Company’s investment in and successful deployment of the Company’s products, services and technological advancements; the ability to enter into new agreements with existing or new platforms, products and solutions in the timeframes expected, or at all; the impact of pending M&A activity in the managed care industry, including potential positive or negative impact on existing contracts or the demand for new contracts; the effects of and costs associated with compliance with regulations applicable to the Company, including regulations relating to data protection and data privacy; the effects of changes in tax laws in the jurisdictions in which we operate; the ability to protect the privacy of clients’ data and prevent security breaches; the effect of competition on the business; the timing, size and effect of business realignment and restructuring charges; and the efficacy of the Company’s platforms and toolsets. Additional information is also set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on February 17, 2021, included under Part I, Item 1A, “Risk Factors,” and in subsequent filings with the SEC. In addition, graphics, images or illustrations pertaining to or demonstrating our products, data, services and/or technology that may be used herein are intended for illustrative purposes only unless otherwise noted. The Company is under no duty to, and disclaims any obligation to, update any of these forward-looking statements after the date of this presentation or conform these statements to actual results or revised expectations, except as required by law. Non-GAAP Financial Measures: This presentation contains certain non-GAAP measures. These non-GAAP measures are in addition to, not a substitute for or necessarily superior to, measures of financial performance in accordance with U.S. GAAP. The GAAP measure most closely comparable to each non-GAAP measure used or discussed, and a reconciliation of the differences between each non-GAAP measure and the comparable GAAP measure, is available herein and within our public filings with the SEC. All data provided is as of December 31, 2020 unless stated otherwise. INOV Q2 2021 Earnings Supplement (7.28.21) 1.0.0

3 2 This presentation serves as a supplement to the Inovalon announcement on July 28, 2021 pertaining to second quarter (Q2) 2021 results and 2021 guidance. Contents INOV Q2 2021 Earnings Supplement (7.28.21) 1.0.0 Appendix 1: Reconciliations 2021 Q2 Financial Results1 2021 Financial Guidance 3

4INOV Q2 2021 Earnings Supplement (7.28.21) 1.0.0 Origins: 1998 NASDAQ: INOV Employees: 1,980 Revenue: Adj. EBITDA: Market Cap: $5.8 Billion Headquarters: Bowie, MD A Leading Vertical Provider of Cloud-Based Platforms Empowering Data-Driven Healthcare Top 25 U.S. Health Plans 25 of 25 25 of 25 Top-25 Global Pharma Companies Top 25 U.S. Healthcare Provider Systems 24 of 25 338+ Million Patients 1+ Million Providers 584,000+ Clinical Facilities 63+ Billion Medical Events Containing and Informed by the Real-World Data of: Supporting 1,000s of Customers Including: FY20: $668 Million FY21E: $769 Million FY20: $231 Million FY21E: $270 Million Note: 2021 Revenue and Adjusted EBITDA numbers are presented at respective guidance midpoints. Market Cap as of July 27, 2021.

5INOV Q2 2021 Earnings Supplement (7.28.21) 1.0.0 $64.1M Significant Adjusted EBITDA, or a 33.7% Adjusted EBITDA Margin Profitability of Q2 2021 Financial Highlights $117.9M Cash & Cash Equivalents of Representing Revenue Growth of 17% Year-over-year $190.4M Revenue of Trailing Twelve-Month Platform New Sales ACV of $217.8M Representing Growth of 30% Year-over-year With Net Debt Ratio Improving to 3.17x During Q2 2021, Inovalon’s revenue increased 17% year-over-year to $190.4 million, inclusive of $168.7 million from subscription-based platform revenue, reflecting 89% of total revenue, an increase of 19% year-over-year. Trailing twelve-month Platform new sales ACV (excluding services) increased 30% year- over-year to $217.8 million. Adjusted EBITDA was $64.1 million, and Adjusted EBITDA margin of 33.7%.

6 Q2 2021 total new sales Annual Contract Value1 (ACV) was $60.5 million, platform new sales, excluding services, ACV totaled $43.2 million. Trailing twelve-month Q2 2021 Platform new sales ACV was $217.8 million, an increase of 30% as compared to trailing twelve-month Q2 2020 of $167.3 million. Accelerating Sales Performance INOV Q2 2021 Earnings Supplement (7.28.21) 1.0.0 Note: Please see appendix for definitions of the footnoted terms above. All numbers in millions. Total Quarterly New Sales ACV Total Quarterly Platform New Sales ACV (Excluding Services) $33.0 $21.6 $39.0 $32.9 $27.3 $58.9 $73.3 $45.9 $47.9 $54.8 $44.1 $73.5 $45.5 $75.7 $58.5 $93.5 $82.1 $60.5 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 $13.2 $11.3 $26.0 $13.7 $6.2 $46.4 $62.8 $26.9 $27.8 $38.7 $28.1 $52.7 $29.0 $57.5 $42.5 $68.2 $63.8 $43.2 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021

7 The significant layering of subscription-based platform revenue continued to fuel revenue growth. Q2 2021 subscription- based revenue was $168.7 million, an increase of 19% year-over-year, and represented 89% of Q2 2021 total revenue. Sales Converting to Solid Subscription Revenue Note: Please see appendix for definitions of the footnoted terms above. All numbers in millions. Total Quarterly Subscription-Based Platform RevenueTotal Quarterly Platform New Sales ACV (Excluding Services) INOV Q2 2021 Earnings Supplement (7.28.21) 1.0.0 $13.2 $11.3 $26.0 $13.7 $6.2 $46.4 $62.8 $26.9 $27.8 $38.7 $28.1 $52.7 $29.0 $57.5 $42.5 $68.2 $63.8 $43.2 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 $73.7 $72.8 $77.0 $71.8 $69.0 $119.1 $121.6 $110.2 $121.3 $126.3 $140.5 $143.5 $137.1 $142.1 $142.5 $163.5 $158.0 $168.7 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021

8 Given Inovalon’s large market opportunity and increasing market demand for the Inovalon ONE Platform®, Inovalon continues to invest in its sales and marketing engine to drive further organic revenue growth. As of the end of Q2 2021, Inovalon had 301 sales and marketing employees. Continued Salesforce Expansion Driven by Healthcare Subject Matter Experts Sales Leads Driven by Technology Sales Leads Q1 2015 FTEs = 15 Q2 2021 FTEs = 301 2015 2016 2017 2019 Q1 2017 FTEs = 79 = Healthcare Subject Matter Experts Sales Leads = Technology Sales Leads = Sales Support Q4 2018 FTEs = 210 2018 Note: Figure intended to be illustrative 2020 INOV Q2 2021 Earnings Supplement (7.28.21) 1.0.0 Q4 2020 FTEs = 277 2021

9 Factors Accelerating Growth & Visibility INOV Q2 2021 Earnings Supplement (7.28.21) 1.0.0 Strong Long-Term Underlying Membership Growth Dynamics: Commercial ACA, Medicaid, and Medicare Advantage all growing at between 5% and 10%+ YoY supporting strong foundational subscription-based growth Value-Impact Driving Strong Market Pricing and Auto-Escalators: Increasing size of Inovalon’s datasets and strength of resulting analytics are driving increasing client value realization, supporting strong pricing and contract auto-escalators Accelerating New Sales ACV Growth: Expanding market demand and Company sales force scale, seasoned tenure, and sophistication is supporting significant increase in YoY new sales Annual Contract Value (ACV) Implementations of Prior ACV Sales Coming Online: Long-timeline implementations are coming online, resulting in a layering of new sales on top of existing subscription base Expanding Datasets, Connectivity, and Cloud-Based Portfolio: Prudent ongoing investments in innovation, national connectivity, scale of datasets, and module design of the Inovalon ONE® Platform is resulting in an accelerated launch sequence of high-value offerings adding to the available solution arsenal Expansion into New Adjacencies and Geographies: The launch of new solutions serving a growing audience of organizations and industries seeking to leverage data-driven aspects of healthcare and associated consumerism trends in the U.S. and abroad Expanding Contract Terms: Contract durations are expanding, from a typical of 3 years in 2015 to upwards of 7 and 8 years, resulting in a layering effect of the growing subscription-based model Strong Subscription-Based Contract Foundation: Thousands of long-term contracts and relationships structured as ongoing subscription-based contracts, increasingly woven into the day-to-day fabric of client strategy and operations Growing Market-Leader Reputation: Increasingly invited to the table of strategic planning amongst market leaders across industries Increasing Client Retention & Renewal Rates: Increasing value-impact, technology differentiation, and client service models are resulting in higher client retention and renewals Multiple compounding factors are driving increasing growth acceleration and visibility.

10 Inovalon leverages massive datasets to deliver differentiated capabilities to its customers. These datasets are expanding rapidly. As of the end of Q2 2021, the MORE2 Registry® dataset contained more than 338 million unique patient counts and more than 63 billion medical event counts, increases of 6% and 14%, respectively, compared with June 30, 2020. Massive Data Assets One of the industry’s largest independent healthcare datasets, with more than 338M patients and 63B medical events Primary-sourced, fully linkable, longitudinally-matched data from all major U.S. healthcare programs Contains EHR, claims, scripts, labs, provider, demographic data and more Qualified Entity (QE) containing CMS’ Fee for Service Medicare Data Empowers and informs our industry-leading analytics and artificial intelligence, creating meaningful differentiation and customer value 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48 50 52 54 56 58 60 62 64 340 320 300 280 260 240 220 200 180 160 140 120 100 80 60 40 20 0 P a tie n t C o u n t (m illio n s ) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 M e d ic a l E v e n t C o u n t (b il li o n s ) MORE2 REGISTRY® DATASET GROWTH 2019 2020 Patient Count Medical Event Count 2Q21 40% Compounded Annual Growth Rate in Medical Event Count (2Q16 - 2Q21) INOV Q2 2021 Earnings Supplement (7.28.21) 1.0.0

11 Industry-Leading Longitudinally Linked Real World Datasets Empowering Key Areas of Advanced Analytics, Decision Support, and Value Realization INOV Q2 2021 Earnings Supplement (7.28.21) 1.0.0 21M+ Oncology Patient Disease Cohort Examples Real World Clinical Datasets Consisting of • More than 338 million unique patients • More than 63 billion medical events 28M+ Heart Failure 7M+ Alzheimer's 57M+ Diabetes 9M+ Rheumatoid Arthritis 41M+ Asthma

12 100111010001101001001110100011010010011101000110100100111010001101001001110100000110100100111010001101001001111000000000000000000 010101110110000111100111010001101001001110100011010010011101000110100100111010001101001001110100011010010011101000110100100111100 100111010001101001001110100011010010011101000110100100111010001101001001110100011010010011101000110100100111100010101110110000111 100111010001101001001110100011010010011101000110100100111010001101001001110100011010010011101000110100100111100010101110110000111 100111010001101001001110100011010010011101000110100100111010001101001001110100011010010011101000110100100111100010101110110000111 100111010001101001001110100011010010011101000110100100111010001101001001110100011010010011101000110100100111100010101110110000111 100111010001101001001110100011010010011101000110100100111010001101001001110100011010010011101000110100100111100010101110110000111 * Provided for illustrative purposes only State HIE City HIE Cloud-Based EHR Hospital EHR National Payer Regional Payer Local Payer ACOs Practice Group EHR CDEaaS™ Consumer Health Gateway™ API Gateway Data Analytics (Traditional Methodologies, Machine Learning, Artificial Intelligence, Deep Learning) The MORE2 Registry® • 338M Unique Patients • 63B Medical Events • 1M Physicians • 584,000 Clinical Facilities Shared Services Custom-Specific Data Stores iPORT HD™ Data Aggregation & Access The Inovalon ONE® Platform Diagnostics Data Pharmacy Data Clearing Houses Data MAC Data Radiology Data Authorized Third-Party Aps Serving Consumers The Inovalon DataStream™ API Marketplace™ • Inovalon Applications • Third-Party Applications • Legacy Industry Platforms Provider Groups On May 18, 2021, Inovalon was awarded U.S. Patent No. 11,011,256, for healthcare “Systems and Method for Providing an On-Demand Real-Time Patient- Specific Data Analysis Computing Platform”. The capability to access, aggregate, normalize, and analyze patient-specific data from multiple disparate healthcare datasets and disparate connected healthcare systems – in real-time and on demand – is a tremendous differentiator of the Company – and one which is seen as highly valuable in Inovalon’s mission to be the industry leader empowering data-driven healthcare. Proprietary Industry-Leading Capabilities INOV Q2 2021 Earnings Supplement (7.28.21) 1.0.0

13 2 This presentation serves as a supplement to the Inovalon announcement on July 28, 2021 pertaining to second quarter (Q2) 2021 results and 2021 guidance. Contents INOV Q2 2021 Earnings Supplement (7.28.21) 1.0.0 Appendix 1: Reconciliations 2021 Q2 Financial Results1 2021 Financial Guidance 3

14INOV Q2 2021 Earnings Supplement (7.28.21) 1.0.0 Strong 2021 Outlook And Beyond The combination of previously-announced sales reaching implementation completion stages, strong ongoing sales, increasing client retention and contract renewals, increasing contract term length, value- driven pricing strength, and strong underlying patient membership dynamics and subscription-based contract foundations, is resulting in a strong outlook for 2021 and beyond. Strong YoY Revenue Growth of Resulting in $265M to $275M Significant Adjusted EBITDA, or a 35% Adjusted EBITDA Margin Profitability of $180M to $195M Strong Operating Cash Flow of $760M to $778M 14% to 17% >338M Market Leadership as the industry’s largest cloud- based provider of data-driven solutions to the healthcare ecosystem with primary-source real world data of Patients

15 The following full-year Revenue guidance through 2021 was increased on July 28, 2021. Strong Subscription-Based Platform Adoption INOV Q2 2021 Earnings Supplement (7.28.21) 1.0.0 Note: CAGR calculations undertaken to the mid-point of 2021 Guidance All numbers in millions. Subscription-Based Platform Offerings Services Legacy Solutions 2016 – 2021G Subscription-Based CAGR24% 2016 2017 2018 2019 2020 2021G $760 - $778 $427.6 $449.4 $527.7 $642.4 $667.5 54% 66% 80% 83% 88% ~88% 34% 19% 9% 6% 2% ~3% 12% 15% 10% 11% 11% ~9%

16 The following illustration outlines the Company’s expected 2021 quarterly revenue cadence, which reflects 14% to 17% year-over-year organic revenue growth. 2021 Expected Quarterly Revenue Cadence INOV Q2 2021 Earnings Supplement (7.28.21) 1.0.0 Note: Illustrative. Graphic drawn at midpoint of guidance range. All numbers in millions. *Cadence reflects expected Q4/Q1 transition dynamics of customer open enrollment and patient count churn at the beginning of each calendar year, impact from contract renewal dynamics, and seasonality of Service revenue offering. Q1 2021 Q2 2021 Q3 2021G Q4 2021G $177 $190 $191 - $197 $202 - $214

17 Adjusted EBITDA % of Revenue 2016 – 2021G CAGR22% INOV Q2 2021 Earnings Supplement (7.28.21) 1.0.0 Note: CAGR calculations undertaken to the mid-point of 2021 Guidance. All numbers in millions. Graphic drawn at midpoint of guidance range. The following full-year Adjusted EBITDA guidance through 2021 was reaffirmed on July 28, 2021. $100 $109 $152 $211 $231 $265 - $275 23% 24% 29% 33% 35% 35% 2016 2017 2018 2019 2020 2021G

18 The following full-year Cash Flow From Operations guidance through 2021 was reaffirmed on July 28, 2021. Cash Flow From Operations % of Revenue Note: CAGR calculations undertaken to the mid-point of 2021 Guidance. All numbers in millions. Graphic drawn at midpoint of guidance range. 1 Net cash provided by operating activities was $90.4M in 2018. Incorporated within this number was the negative impact of acquisition-related transaction cash outflows of $6.6M and integration cash outflows of $6.8M. Normalizing for these one-time items, the non-GAAP cash flow from operations would have been $104 million as represented by the green dotted line. 2 2020 Net cash flow provided by operations was impacted by the timing of working capital uses. Accordingly, the Company increased its 2021 net cash flow provided from operations guidance on February 2, 2021 by $20 million to reflect working capital timing impacts. INOV Q2 2021 Earnings Supplement (7.28.21) 1.0.0 2016 – 2021G CAGR15% $93 $98 $90 $106 $146 22% 22% 17% 17% 22% 25% 2016 2017 2018 2019 2020 2021G $1041 $180 - $195 2

19 After a period of heavy capital expenditure undertaken to achieve the initial incremental buildout of the Inovalon ONE® Platform during 2016 through 2018, Inovalon’s capital expenditures have trended downward as a percentage of revenue. While continuing to invest consistently in the Company’s technology platform, the modular design of the Company’s platform supports highly efficient innovation and ongoing expansion of the Company’s solution portfolio. As such, in the setting of expected year-over-year organic revenue expansion of 14% to 17%, capital expenditures, as a percentage of revenue, is projected to continue its multi-year decline in 2021. Capital Expenditure Investments Capital Expenditure (CAPEX) is defined as the sum of Purchases of property and equipment and Investment in capitalized software. All numbers in millions. INOV Q2 2021 Earnings Supplement (7.28.21) 1.0.0 $8.1 $8.9 $12.8 $14.1 $16.0 $16 - $18 $23.2 $28.5 $45.8 $44.8 $50.7 $48 - $52 $7.8 $28.1 $6.4 9% 15% 11% 9% 10% 9% 2016 2017 2018 2019 2020 2021G Maintenance Capital Expenditure Innovation Capital Expenditure (incl. Cap. Software) Initial Incremental Capital Expenditure of Inovalon ONE® Platform Buildout % Of Revenue $39.1 $65.5 $65.0 $66.7 $58.9 $64 - $70

Covenant-Lite Debt Leverage

The Company's Term Loan contains no standing financial covenants, and the principal payment maturity schedule provides financial flexibility with 96.2% of principal not due until 2025. Additionally, the Company's interest rate swaps fix $700M, or 78%, of the credit facility's principal amount, providing stable debt service cost over the Team Loan's life. Net debt leverage ratio as of June 30, 2021, improved to 3.17x versus 3.69x on June 30, 2020. With the Company's strong cash flow significantly in excess of needs, Inovalon has undertaken voluntary early pay-downs of its outstanding debt [5] and the Company expects to continue to apply its strong cash flow to pay down its debt to achieve a Net Debt Leverage Ratio of less than 3.00x. Finally, the Company continues to have a $100M revolving credit facility available, which was undrawn as of June 30, 2021.

3.17x
Current Senior Secured Net Debt Leverage Ratio[1]

No Standing Financial Covenants

4.94%
Weighted Average Interest Rate[1]



Debt Maturity Profile 1, 2
Interest Rate 3
Net Debt 1
$0.0
$0.0
$4.9
$9.8
$100.0 4
$9.8
$9.8
$868.8
2019
2020
2021
2022
2023
2024
2025
78%
of the debt interest rate is fixed 3
$903.1
$203.1 Floating
$700.0
Credit Facility
$785.1
Current
Term Facility
Revolving Facility

* All numbers in millions. [1] As of March 31, 2021 (does reflect the 25 basis point auto-reduction in interest rate triggered by the Company's reduction in net debt ratio). [2] Debt maturity includes all mandatory and fixed principal payments. [3] In 2018, the Company entered into four interest rate swaps, each of which mature in March 2025. The interest rate swaps fix the LIBOR rate component of interest on $700.0 million of the 2018 debt facility at a weighted average rate of approximately 2.8%. [4] As of June 30, 2021, the Company did not have any amount drawn under its available $100 million revolver. If the Company draws on the revolver, a maximum senior secured net leverage ratio of 7-to-1 (or better) is required to be maintained across the senior secured debt and revolver. The Revolving Facility must be repaid by 2023. [5] During the fourth quarter of 2019, Inovalon made a $50 million voluntary pay-down of its outstanding debt.

INOV Q2 2021 Earnings Supplement (7.28.21) 1.0.0
20

21 The Company is updating its full-year 2021 guidance to raise its revenue range, indicating 14% to 17% year-over-year organic revenue growth. Additionally, the Company is reiterating its full-year 2021 profitability guidance as provided on February 3, 2021, and updating its capital expenditures guidance based on strong new sales ACV wins early in 2021. Full Year 2021 Financial Guidance INOV Q2 2021 Earnings Supplement (7.28.21) 1.0.0 (1) The Company is assuming 151 million weighted average diluted shares and an effective tax rate of approximately 28% for the full year 2021. Financial Metric Previous 2021 Financial Guidance Originally Provided April 28, 2021 2021 Financial Guidance Originally Provided July 28, 2021 YoY Change Revenue $745 million to $772 million $760 million to $778 million 14% to 17% Net Income1 $43 million to $47 million $42 million to $46 million 86% to 104% Non-GAAP net income1 $110 million to $113 million $110 million to $113 million 19% to 22% Adjusted EBITDA $265 million to $275 million $265 million to $275 million 15% to 19% Net Cash Provided By Operating Activities $180 million to $195 million $180 million to $195 million 23% to 33% Capital Expenditures $59 million to $65 million $64 million to $70 million --- Diluted Net Income Per Share1 $0.28 to $0.31 $0.28 to $0.30 87% to 100% Non-GAAP diluted net income per share1 $0.73 to $0.75 $0.73 to $0.75 18% to 21%

22 Inovalon is providing Q3 2021 guidance as provided below, indicating 18% to 22% year-over-year organic revenue growth. Q3 2021 Financial Guidance (1) The Company is assuming 151 million weighted average diluted shares and an effective tax rate of approximately 28% for the full year 2021. INOV Q2 2021 Earnings Supplement (7.28.21) 1.0.0 Financial Metric Q3 2021 Financial Guidance YoY Change Revenue $191 million to $197 million 18% to 22% Net Income1 $10 million to $12 million 1,150% to 1,400% Non-GAAP net income1 $28 million to $30 million 18% to 27% Adjusted EBITDA $66 million to $71 million 12% to 21% Diluted Net Income Per Share1 $0.07 to $0.08 600% to 700% Non-GAAP diluted net income per share1 $0.19 to $0.20 19% to 25%

23 2 This presentation serves as a supplement to the Inovalon announcement on July 28, 2021 pertaining to second quarter (Q2) 2021 results and 2021 guidance. Contents INOV Q2 2021 Earnings Supplement (7.28.21) 1.0.0 Appendix 1: Reconciliations 2021 Q2 Financial Results1 2021 Financial Guidance 3

24 Inovalon defines Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) as net income or loss calculated in accordance with GAAP, adjusted for the impact of depreciation and amortization, other expense, net, interest income, interest expense, provision for income taxes, stock-based compensation, acquisition costs, restructuring expense, and other non-comparable items. Adjusted EBITDA margin is defined as Adjusted EBITDA as a percentage of revenue. A reconciliation of net income to Adjusted EBITDA follows: Reconciliation of Forward-Looking Guidance Adjusted EBITDA INOV Q2 2021 Earnings Supplement (7.28.21) 1.0.0 (1) A 28% statutory tax rate is assumed in order to approximate the Company's effective corporate tax rate for future periods. (2) Other “non-comparable items” include items that are not comparable across reporting periods or items that do not otherwise relate to the Company’s ongoing financial results, such as certain employee related expenses attributable to advancements in automation and operational efficiencies, and legal expenses beyond those in the normal course of business. Non-comparable items are excluded from Adjusted EBITDA in order to more effectively assess the Company’s period over period and ongoing operating performance. (In millions) Low High Low High Reconciliation of Forward-Looking Guidance Net income to Adjusted EBITDA: Net income $ 10 $ 12 $ 42 $ 46 Depreciation and amortization 29 30 117 118 Interest expense 13 14 53 54 Interest income — — (1) (1) Provision for income taxes (1) 4 5 18 21 EBITDA 56 61 229 238 Stock‑based compensation 9 9 32 32 Other non-comparable items (2) 1 1 4 5 Adjusted EBITDA $ 66 $ 71 $ 265 $ 275 Adjusted EBITDA margin 34.6% 36.0% 34.9% 35.3% Guidance Range Three Months Ending September 31, 2021 Year Ending December 31, 2021

25 Inovalon defines Non-GAAP net income as net income or loss calculated in accordance with GAAP, adjusted to exclude tax-affected stock-based compensation expense, acquisition costs, restructuring expense, amortization of acquired intangible assets, amortization of debt issuance costs and debt discount, and other non-comparable items. The Company defines Non-GAAP diluted net income per share as Non-GAAP net income divided by diluted weighted average shares outstanding. A reconciliation of net income to Non-GAAP net income follows: Reconciliation of Forward-Looking Guidance Non-GAAP Net Income INOV Q2 2021 Earnings Supplement (7.28.21) 1.0.0 (1) Other “non-comparable items” include items that are not comparable across reporting periods or items that do not otherwise relate to the Company’s ongoing financial results, such as certain employee related expenses attributable to advancements in automation and operational efficiencies, and legal expenses beyond those in the normal course of business. Non-comparable items are excluded from Non-GAAP net income in order to more effectively assess the Company’s period over period and ongoing operating performance. (2) 28% statutory tax rate is assumed in order to approximate the Company's effective corporate tax rate for future periods. (In millions, except per share amounts) Low High Low High Reconciliation of Forward-Looking Guidance Net income to Non-GAAP net income: Net income $ 10 $ 12 $ 42 $ 46 Stock‑based compensation 9 9 32 32 Amortization of acquired intangible assets 14 14 54 54 Amortization of debt issuance costs and debt discount 1 1 5 5 Other non-comparable items (1) 1 1 4 5 Tax impact of add-back items (2) (7) (7) (27) (29) Non-GAAP net income $ 28 $ 30 $ 110 $ 113 GAAP diluted net income per share $ 0.07 $ 0.08 $ 0.28 $ 0.30 Non-GAAP diluted net income per share $ 0.19 $ 0.20 $ 0.73 $ 0.75 Weighted average shares of common stock outstanding - diluted 151 151 151 151 Guidance Range Three Months Ending September 30, 2021 Year Ending December 31, 2021

26 Definitions INOV Q2 2021 Earnings Supplement (7.28.21) 1.0.0 1. Annualized Contract Value (ACV) is defined as a metric reflecting the sum of the first 12 months of revenue expected from contracts signed during a specific period (such as a quarter or year). New sales ACV refers to the sum of the first 12 months of revenue expected from new sales contracts signed during a specific period (such as a quarter or year) 2. Annual Customer Retention is defined as the percentage of customers (by count of those customers with engagements exceeding $0.1 million in revenue for the preceding year) with existing engagements in the prior year present in the current year. 3. Annual Revenue Retention is defined as the percentage of revenue from customers with existing engagements in the prior year present in the current year.

ACV, TCV and Bookings

Inovalon's sales have significantly expanded and accelerated, supporting strong growth going forward. The Company started reporting its sales performance in 2018 by providing new sales Annual Contract Value (ACV) data, a metric reflecting the sum of the first 12 months of revenue expected from new contracts signed during a specific period (such as a quarter or year). Inovalon first reported this metric with the release of Inovalon's Q3 2018 results on November 7, 2018. Of note, due to the fact that the bulk of the Company's contracts (also referred to as a "Statements of Work" or "SOWs") are multi-year in their contracted term (or contracted duration), the "bookings" or "Total Contract Value" (TCV) pertaining to the ACV is significantly larger than the ACV. For example, if the ACV for a period was $X, the corresponding total Bookings or TCV of the underlying sales would be perhaps $2X to $3X, depending on the average contract term signed within the group of underlying sales in the period. Importantly, while the Company is providing ACV sales data to provide insight into the accelerated nature of the Company's sales in a comparable (e.g., year-over-year) fashion, the corresponding total sales, bookings, or TCV is even more significant.


ACV
* Contracts depicted are Illustrative only to support discussion of ACV
Executed SOWs
Illustrative Dollar Equivalency
12 Months
24 Months
36 Months
Etc.
Initial Contract / SOW Term

Illustrative only. Please see definitions on slide 26.

INOV Q2 2021 Earnings Supplement (7.28.21) 1.0.0

27

© 2021 by Inovalon. All rights reserved. Healthcare Empowered®